SECURITIES AND EXCHANGE COMMISSION


                             Washington D.C. 25049


                                    FORM 8-K


                                 CURRENT REPORT



         Pursuant to Section 13 or 15(d) of the Securities Act of 1934



        Date of Report (date of earliest event reported)    May 26, 1995



                                 COMARCO, Inc.
             (Exact name of registrant as specified in its charter)


                                   CALIFORNIA
                 (state or other jurisdiction of incorporation)



       0-5449                                           95-2088894
(commission File Number)                   (IRS Employer Identification Number)


       22800 Savi Ranch Parkway, Suite 214, Yorba Linda, California 92687
        (Address of principal executive offices)                  (Zip Code)




       Registrant's telephone number, including area code (714) 282-3800





             (former name or address, if changed since last report)



Item 5. Other Events.



     There is incorporated herein by reference to Exhibit 28 hereto, a press release of registrant released on May 26, 1995



Item 14. Financial Statements and Exhibits



         (c) Exhibits




             28
             Press release dated May 28, 1995




                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                            COMARCO, Inc.




Dated:  June 2, 1995
                                   By:  Thomas P. Baird
                                        Vice President, Chief Financial Officer